Exhibit 32.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ENDO

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Endo Pharmaceuticals Holdings Inc. (the “Company”) for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter A. Lankau, as President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter A. Lankau
Name:	Peter A. Lankau
Title:	President & Chief Executive Officer
Date:	November 9, 2006

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Endo Pharmaceuticals Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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